Exhibit 10.8

EXECUTION VERSION

AMENDMENT NO. 1

Dated as of October 28, 2021

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

Dated as of August 11, 2021

THIS AMENDMENT NO. 1 (this “Amendment”) dated as of October 28,  2021  is entered into by and among (i) NMC FUNDING CORPORATION, a Delaware corporation (the “Transferor”), (ii) NATIONAL MEDICAL CARE, INC., a Delaware corporation, as collection agent (the “Collection Agent”), (iii) the “Conduit Investors,” “Bank Investors” and “Administrative Agents” identified on the signature pages hereto and (iv) THE BANK OF NOVA SCOTIA, as agent (the “Agent”).

PRELIMINARY STATEMENTS

A.The Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent are parties to that certain Eighth Amended and Restated Transfer and Administration Agreement dated as of August 11, 2021 (the “TAA”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to them in the TAA.

B.In addition, the parties hereto have agreed to amend the TAA on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to TAA. As of the Effective Date (as defined below), subject to the conditions precedent set forth in Section 2 of this Amendment, the TAA is hereby amended as follows:

1.1.Excess Unbilled Receivables Amount. The definition of “Excess Unbilled Receivables Amount” in Section 1.1 of the TAA is hereby deleted and replaced with the following:

“Excess Unbilled Receivables Amount” shall mean, as reported on the Investor Report dated as of the last day of each calendar month, the amount by which the aggregate Outstanding Balance of all Unbilled Eligible Receivables (excluding any Short Term Unbilled Government Program Receivables) exceeds 35.00% of the aggregate Outstanding Balance of all Eligible Receivables; provided, however, that the Excess Unbilled Receivables Amount shall be the aggregate Outstanding Balance of all Unbilled Eligible Receivables (excluding any Short Term Unbilled Government Program Receivables) if FME KGaA is rated less than “BBB-” by Standard and Poor’s or “Baa3” by Moody’s.

1.2US Government Obligor. The definition of “US Government Obligor” in Section 1.1 of the TAA is hereby amended by inserting the following double-underlined language therein:

“US Government Obligor” means any Obligor that is the federal government of the United States, or any subdivision or agency thereof the obligations of which are supported by the full faith and credit of the United States, and shall include any Obligor (other than a third-party Obligor) referred to in clause (A), (B) or (F) of the definition of “Obligor” contained in this Section 1.1.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of October 28, 2021 (the “Effective Date”) subject to the Agent’s receipt of the following, each in form and substance satisfactory to each Administrative Agent:

(a)counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent; and

(b)such other documents, instruments, certificates and opinions as the Agent or any Administrative Agent shall reasonably request.

SECTION 3. Covenants, Representations and Warranties of the Transferor and the Collection Agent.

3.1Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.

3.2Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

SECTION 4. Reference to and Effect on the TAA.

4.1Unless otherwise indicated, all references in this Amendment to a specific “Section”, “Schedule”, “Exhibit” and other subdivision are to such Section, Schedule, Exhibit or other subdivision of the TAA.

4.2Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement”, “hereunder”, “hereof”, “herein”, “hereby” or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

4.3Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.4The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6. Execution in Counterparts; Electronic  Signatures.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record- keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, and any other applicable law. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION, as Transferor

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Senior Vice President & Treasurer

NATIONAL MEDICAL CARE, INC., as Collection Agent

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Senior Vice President & Treasurer

Signature Page

Amendment No. 1 to Eighth Amended and Restated

Transfer and Administration Agreement

THE BANK OF NOVA SCOTIA, as Agent, as an Administrative Agent and as a Bank Investor

By:	/s/ Douglas Noe
Name:	Douglas Noe
Title:	Managing Director

LIBERTY STREET FUNDING LLC, as a Conduit Investor

By:
Name:
Title:

Signature Page

Amendment No. 1 to Eighth Amended and Restated

Transfer and Administration Agreement

THE BANK OF NOVA SCOTIA, as Agent, as an Administrative Agent and as a Bank Investor

By:
Name:
Title:

LIBERTY STREET FUNDING LLC, as a Conduit Investor

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice President

Signature Page

Amendment No. 1 to Eighth Amended and Restated

Transfer and Administration Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, NEW YORK, as an Administrative Agent and as a Bank Investor

By:	/s/ Roger Klepper
Name:	Roger Klepper
Title:	MANAGING DIRECTOR

By:	/s/ Konstantina Kourmpetis
Name:	Konstantina Kourmpetis
Title:	MANAGING DIRECTOR

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor

By:Credit Agricole Corporate and Investment Bank, New York, its Attorney-in-Fact

By:	/s/ Roger Klepper
Name:	Roger Klepper
Title:	MANAGING DIRECTOR

By:	/s/ Konstantina Kourmpetis
Name:	Konstantina Kourmpetis
Title:	MANAGING DIRECTOR

Signature Page

Amendment No. 1 to Eighth Amended and Restated

Transfer and Administration Agreement

THE TORONTO-DOMINION BANK, as an Administrative Agent and as a Bank Investor

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

RELIANT TRUST, as a Bank Investor

By:Computershare Trust Company of Canada, in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent, The Toronto- Dominion Bank

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

GTA FUNDING LLC, as a Conduit Investor

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice president

Signature Page

Amendment No. 1 to Eighth Amended and Restated

Transfer and Administration Agreement

ROYAL BANK OF CANADA, as an Administrative Agent and as a Bank Investor

By:	/s/ Janine Marsini
Name:	Janine Marsini
Title:	Authorized Signatory

By:	/s/ VERONICA L. GALLAGHER
Name:	VERONICA L. GALLAGHER
Title:	Authorized Signatory

THUNDER BAY FUNDING , LLC, as a Conduit Investor

By:	/s/ Janine Marsini
Name:	Janine Marsini
Title:	Authorized Signatory

Signature Page

Amendment No. 1 to Eighth Amended and Restated

Transfer and Administration Agreement

PNC BANK, NATIONAL ASSOCIATION, as an Administrative Agent and as a Bank Investor

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

Signature Page

Amendment No. 1 to Eighth Amended and Restated

Transfer and Administration Agreement

MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as an Administrative Agent

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Bank Investor

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

VICTORY RECEIVABLES CORPORATION, as a Conduit Investor

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice President

Signature Page

Amendment No. 1 to Eighth Amended and Restated

Transfer and Administration Agreement